Exhibit 10.10

                                        As Amended Through March 23, 1989
                                        as Thereafter Amended
                                        Through July 31, 1992


                  ELECTROMAGNETIC SCIENCES, INC.
              1986 NON-QUALIFIED STOCK OPTION PLAN

                           ARTICLE I
                          DEFINITIONS

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

(a) "Board" shall mean the Board of Directors of the Company.

(b) "Committee" shall mean the Stock Option Committee of the Board.

(c) "Company" shall mean Electromagnetic Sciences, Inc.

(d) "Disabled Employee" shall mean an employee of the Company or any of its Subsidiaries who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve months.

(e) "Fair Market Value" shall mean the closing sales price, or the mean between the closing high "bid" and low "asked" prices, as the case may be, of the Stock in the over-the-counter market on the day on which such value is to be determined, as reported by the National Association of Securities Dealers Automated Quotation System or successor national quotation service. If the Stock is listed on a national securities exchange, "Fair Market Value" shall mean the closing sales price of the Stock on such national securities exchange on the day on which such value is to be determined, as reported in the composite quotations for securities traded on such exchange provided by the National Association of Securities Dealers or successor national quotation service. In the event no such quotations are available for the day in question, "Fair Market Value" shall be determined by reference to the appropriate prices on the next preceding day for which such prices are reported.

(f) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of Article VI hereof.

(g) "Optionee" shall mean a person to whom an Option has been qranted hereunder.

(h) "Option Price" shall mean the price at which an Optionee may purchase a share of stock under a Stock Option Agreement.

(i) "Purchasable" shall refer to Stock which may be purchased by an Optionee under the terms of this Plan after a certain date specified in his Stock Option Agreement.

(j) "Stock" shall mean the $.10 par value common stock of the Company or, in the event that the outstanding shares of Stock are hereinafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

(k) "Stock Option Agreement" shall mean an agreement between the Company and the Optionee under which the Optionee may purchase
Stock hereunder.

(1) "Subsidiary" shall mean any corporation, the majority of the outstanding voting stock of which is owned, directly or indirectly, by another entity.

                            ARTICLE II
                            THE PLAN

2.1 Name. This plan shall be known as the "Electromagnetic
Sciences. Inc. 1986 Non-Qualified Stock Option Plan."

2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its Subsidiaries and its shareholders by affording certain officers and other key employees of the Company and its Subsidiaries an opportunity to acquire or increase their proprietary interests in the Company by granting such persons Options to purchase Stock in the Company. The Options will promote the growth and profitability of the Company and its Subsidiaries because the Optionees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued employment with the Company.

2.3 Effective Date; Termination Date. The effective date of the
Plan is October 9, 1986. The Plan shall terminate, and no further
Options shall be granted hereunder, on October 9, 1996.

                          ARTICLE III
                          PARTICIPANTS

Any "key employee," as determined by the Board or Committee, including executive personnel and department heads (as well as officers who are also directors), of the company or its Subsidiaries shall be eligible to participate in the Plan, provided that they are full-time employees of the Company or any of its Subsidiaries. Members of the Committee who otherwise qualify as key employees shall be eligible to participate.

                            ARTICLE IV
                          ADMINISTRATION

     4.1 Duties and Powers of Committee. Subject to section 4.3 hereof, the Plan shall be administered by the Board, which may delegate such authority to the Committee. In administering the Plan, the Board's or Committee's actions and determinations shall be binding on all interested parties. Subject to the express provisions of the Plan, the Board or Committee shall have the sole discretion and authority to determine the eligible "key employees," those key employees to whom an Option will be granted, the time or times at which the Option may be exercised, the number of shares of Stock subject to the Option, and the terms and conditions of the Stock Option Agreement. Subject to the express provisions of the Plan, the Board and Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Option granted hereunder as may be required to comply with or to conform to any federal, state or local laws or regulations. The Board or Committee shall have the power to authorize the issuance of Stock in accordance with the provisions of the Plan. No member of the Board or the Committee shall be liable to any person for any determination made in good faith with respect to the Plan or any Option granted hereunder.


4.2 Committee Procedures. If delegated authority hereunder, the Committee may make such rules and regulations for the conduct of its business as it may deem necessary or appropriate. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee. The Committee shall keep minutes of its meetings.

The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

     4.3 Director and Officer Options. A committee of the Board, consisting of two or more directors designated by the Board, shall have the sole authority and discretion to grant or modify, or to otherwise exercise powers of the Committee with respect to, Options to or held by employees who are directors of the Company, or are officers of the Company for the purposes of
Section 16 of the Securities Exchange Act of 1934, as amended, provided that no director who is not a "disinterested person," for the purposes of Securities and Exchange Commission Rule 16b-3 or any applicable successor thereto, shall serve on such committee. References elsewhere in this plan to the Board, in the context of grants or modification of, or exercise of discretion with respect to, Options to or held by employees who are directors or such officers, shall be deemed to refer to such committee.

                            ARTICLE V
                 SHARES OF STOCK SUBJECT TO PLAN

     5.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 hereof, the maximum number of shares of Stock which may be issued and sold hereunder shall not exceed 150,000 shares. Shares subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company; provided, however, that shares of Stock with respect to which an Option has been exercised shall not again be available for option hereunder. If outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised prior to the end of the period during which Options may be granted hereunder, new Options may be granted hereunder covering the unexercised shares of the terminated or expired Options.

5.2 Antidilution. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split up or stock dividend:

     (a) The aggregate number and kind of shares of Stock on which Options may be granted hereunder shall be adjusted appropriately;

     (b) The rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option Price, shall be adjusted appropriately; and

     (c) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option, in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions, subject, however, to the limitations set forth in Article VI hereof.

     The foregoing adjustments and the manner of application thereof shall be determined solely by the Board or Committee, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

                           ARTICLE VI
                            OPTIONS

     6.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Board or Committee, and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee. As to each grant hereunder, the terms of the Option, including the Option's duration, time or times of exercise, and exercise price, shall be stated in the Stock Option Agreement or incorporated therein by reference to the resolution or written consent of the Board or Committee setting the terms of the Option. The terms and conditions of the Option shall be consistent with the Plan.

     6.2 Option Price. The Option Price of the Stock subject to each Option shall be determined by the Board or Committee. The
Option Price shall not be less than 50% of the Fair Market Value of the Stock on the date the Option is granted.

     6.3 Exercise Period. The period for the exercise of each Option shall be determined by the Board or Committee.

     6.4 Option Exercise. Unless otherwise provided in the Stock Option Agreement, an Option shall be exercisable in full or in part at any time prior to expiration of the Option. The Board or Committee shall have the authority in its sole discretion to prescribe in any Stock Option Agreement that the Option may be exercised in installments during the term of the Option.

     An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at anytime as to less than 25 shares unless the remaining shares that have become so Purchasable are less than 25 shares. Option Price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for such shares until such payment has been made; provided, however, that in lieu of cash all or any portion of the Option Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, to be credited against the Option Price at their Fair Market Value on the date of exercise. The holder of an Option shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the Option until such shares have been issued or transferred to him upon the exercise of his Option.

     An Option shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares of Stock delivered to the Company at its principal office, and by payment in full to the Company in accordance with the preceding paragraph at said office of the Option Price for the number of shares of Stock with respect to which the Option is then being exercised. In addition to and at the time of payment of the Option Price, the Optionee shall pay to the Company in cash the full amount of any federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise provided, however, that in the discretion of the Board or Committee, any Stock Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value at the time of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Board or Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

     6.5 Nontransferability of Option. No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, his Option shall be exercisable only by him (or by his guardian or legal representative, should one be appointed).

     6.6 Termination of Employment. The Board or the Committee shall have the power to specify, with respect to the Options granted to particular Optionees, the effect upon such Optionee's right to exercise an Option of termination of such Optionee's employment under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date after which an Option may be exercised in full.


                             ARTICLE VII
                         STOCK CERTIFICATES

     The Company shall not be required to issue or deliver a certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rules or regulations of the Securities and Exchange
Commission or any other governmental regulatory body, which the Company upon the advice of counsel shall determine to be necessary or advisable;

     (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Company upon the advice of counsel shall determine to be necessary or advisable; and

     (d) The lapse of such reasonable period of time following the exercise of the Option as may be appropriate for reasons of administrative convenience.

                         ARTICLE VIII
       TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

     The Board may at any time terminate the Plan, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however, that if the Plan is approved by the stockholders of the Company, the Board may not thereafter, without further stockholder approval, amend the Plan to:

     (a) Increase the total number of shares of Stock subject to the Plan except as contemplated in Section 5.2 hereof;

     (b) Change or modify the class of employees that may participate in the Plan; or

     (c) Otherwise materially increase the benefits accruing to participants under the Plan.

     No termination, amendment or modification of the Plan shall adversely affect any Option previously granted hereunder without the written consent of the Optionee or his guardian, legal representative or legatee.


                             ARTICLE IX
                            MISCELLANEOUS

     9.1 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

     9.2 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     9.3 Headings, etc., No Part of Plan. Headings of articles and sections hereof are inserted for convenience and reference;
they constitute no part of the Plan.